SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  May 18, 2004
                Date of Report (Date of earliest event reported)


                        REDHOOK ALE BREWERY, INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


             Washington                     0-26542                  91-1141254
    (State or Other Jurisdiction    (Commission file number)    (I.R.S. Employer
         of Incorporation)                                   Identification No.)


                        14300 NE 145th Street, Suite 210
                          Woodinville, Washington 98072
               (Address of Principal Executive Offices, Zip Code)


                                 (425) 483-3232
              (Registrant's Telephone Number, Including Area Code)



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Item 9:  Regulation FD Disclosure

On May 18, 2004, the Registrant publicly disseminated a press release announcing the restructuring of the Registrant's business relationship with Anheuser-Busch. At the annual meeting of shareholders held on May 18, 2004, the Registrant disclosed that the proposed new distribution agreement with Anheuser-Busch will expire on December 31, 2024, subject to the one-time right of Anheuser-Busch to terminate the distribution agreement on December 31, 2014. This disclosure is furnished pursuant to this Item 9.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         REDHOOK ALE BREWERY, INCORPORATED



Dated:  May 19, 2004                 By: /s/ DAVID J. MICKELSON
                                         ---------------------------------------
                                            David J. Mickelson
                                              Executive Vice President,
                                              Chief Financial Officer and
                                              Chief Operating Officer